Western Reserve Life Assurance Co. of Ohio Home Office: Columbus, Ohio Administrative Office: 4333 Edgewood Road NE PO Box 3183 Cedar Rapids, Iowa 52406-3183

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA U

File No. 811-21427, CIK: 0001257295

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA U, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207);

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384);

•	ProFunds (CIK:0001039803);

•	Access One Trust, (CIK: 0001301123);

•	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274);

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316);

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Allison Ryan
Allison Ryan, Vice President
Western Reserve Life Assurance Co. of Ohio

Member of the Group